Effective June 6, 2012 the
Companys American Depositary
Share ADS Ratio Changed from
120 One ADS Representing
Twenty Ordinary Shares to 12 One
ADS Representing Two Ordinary
Shares
The Par Value of the Ordinary
Shares is redenominated to GBp 1.
EXHIBIT A
AMERICAN DEPOSITARY
SHARES
Each American Depositary Share
represents
20 twenty deposited Shares
THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY SHARES OF
THE PAR VALUE OF 25
EACH OF
THE ROYAL BANK OF
SCOTLAND GROUP plc
INCORPORATED UNDER THE
LAWS OF GREAT BRITAIN AND
REGISTERED IN SCOTLAND
The Bank of New York, as
depositary hereinafter called the
Depositary, hereby certifies that , or
registered assigns IS THE OWNER
OF
AMERICAN DEPOSITARY
SHARES
representing deposited ordinary
shares herein called Shares of The
Royal Bank of Scotland Group plc,
incorporated under the laws of Great
Britain and registered in Scotland
herein called the Company.  At the
date hereof, each American
Depositary Share represents 1 one
Share deposited or subject to deposit
under the Deposit Agreement as such
term is hereinafter defined at the
London office of The Bank of New
York herein called the Custodian.
The Depositarys Corporate Trust
Office is located at a different
address than its principal executive
office.  Its Corporate Trust Office is
located at 101 Barclay Street, New
York, N.Y. 10286, and its principal
executive office is located at One
Wall Street, New York, N.Y. 10286.
THE DEPOSITARYS
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y. 10286


1.	THE DEPOSIT
AGREEMENT.
This American Depositary Receipt is
one of an issue herein called
Receipts, all issued and to be issued
upon the terms and conditions set
forth in the deposit agreement, dated
as of October 1, 2007 herein called
the Deposit Agreement, by and
among the Company, the Depositary,
and all Owners and holders from
time to time of American Depositary
Shares issued thereunder, each of
whom by accepting American
Depositary Shares agrees to become
a party thereto and become bound by
all the terms and conditions thereof.
The Deposit Agreement sets forth
the rights of Owners and holders and
the rights and duties of the
Depositary in respect of the Shares
deposited thereunder and any and all
other securities, property and cash
from time to time received in respect
of such Shares and held thereunder
such Shares, securities, property, and
cash are herein called Deposited
Securities.  Copies of the Deposit
Agreement are on file at the
Depositarys Corporate Trust Office
in New York City and at the office
of the Custodian.
The statements made on the face and
reverse of this Receipt are summaries
of certain provisions of the Deposit
Agreement and are qualified by and
subject to the detailed provisions of
the Deposit Agreement, to which
reference is hereby made.
Capitalized terms defined in the
Deposit Agreement and not defined
herein shall have the meanings set
forth in the Deposit Agreement.
2.	SURRENDER OF
RECEIPTS AND WITHDRAWAL
OF SHARES.
Upon surrender at the Corporate
Trust Office of the Depositary of
American Depositary Shares, and
upon payment of the fee of the
Depositary provided in this Receipt,
and subject to the terms and
conditions of the Deposit
Agreement, the Owner of those
American Depositary Shares is
entitled to delivery, to him or upon
his order, of the amount of
Deposited Securities at the time
represented by those American
Depositary Shares.  Delivery of such
Deposited Securities may be made
by the delivery of a certificates or
account transfer in the name of the
Owner hereof or as ordered by him,
with proper endorsement or
accompanied by proper instruments
or instructions of transfer and b any
other securities, property and cash to
which such Owner is then entitled in
respect of this Receipt.  Such
delivery will be made at the option
of the Owner hereof, either at the
office of the Custodian or at the
Corporate Trust Office of the
Depositary, provided that the
forwarding of certificates for Shares
or other Deposited Securities for
such delivery at the Corporate Trust
Office of the Depositary shall be at
the risk and expense of the Owner
hereof.
3.	TRANSFERS, SPLITUPS,
AND COMBINATIONS OF
RECEIPTS.
Transfers of American Depositary
Shares may be registered on the
books of the Depositary by the
Owner in person or by a duly
authorized attorney, upon surrender
of those American Depositary Shares
properly endorsed for transfer or
accompanied by proper instruments
of transfer, in the case of a Receipt,
or pursuant to a proper instruction
including, for the avoidance of
doubt, instructions through DRS and
Profile as provided in Section 2.10 of
the Deposit Agreement, in the case
of uncertificated American
Depositary Shares, and funds
sufficient to pay any applicable
transfer taxes and the expenses of
the Depositary and upon compliance
with such regulations, if any, as the
Depositary may establish for such
purpose. This Receipt may be split
into other such Receipts, or may be
combined with other such Receipts
into one Receipt, evidencing the
same aggregate number of American
Depositary Shares as the Receipt or
Receipts surrendered. The
Depositary, upon surrender of
certificated American Depositary
Shares for the purpose of exchanging
for uncertificated American
Depositary Shares, shall cancel those
certificated American Depositary
Shares and send the Owner a
statement confirming that the Owner
is the Owner of uncertificated
American Depositary Shares. The
Depositary, upon receipt of a proper
instruction including, for the
avoidance of doubt, instructions
through DRS and Profile as provided
in Section 2.10 of the Deposit
Agreement from the Owner of
uncertificated American Depositary
Shares for the purpose of exchanging
for certificated American Depositary
Shares, shall cancel those
uncertificated American Depositary
Shares and deliver to the Owner the
same number of certificated
American Depositary Shares.  As a
condition precedent to the delivery,
registration of transfer, or surrender
of any American Depositary Shares
or splitup or combination of any
Receipt or withdrawal of any
Deposited Securities, the Depositary,
the Custodian, or Registrar may
require payment from the depositor
of the Shares or the presenter of the
Receipt or instruction for registration
of transfer or surrender of American
Depositary Shares not evidenced by
a Receipt of a sum sufficient to
reimburse it for any tax or other
governmental charge and any stock
transfer or registration fee with
respect thereto including any such
tax or charge and fee with respect to
Shares being deposited or withdrawn
and payment of any applicable fees
as provided in the Deposit
Agreement, may require the
production of proof satisfactory to it
as to the identity and genuineness of
any signature and may also require
compliance with any regulations the
Depositary may establish consistent
with the provisions of the Deposit
Agreement.
The delivery of American Depositary
Shares against deposit of Shares
generally or against deposit of
particular Shares may be suspended,
or the transfer of American
Depositary Shares in particular
instances may be refused, or the
registration of transfer of
outstanding American Depositary
Shares generally may be suspended,
during any period when the transfer
books of the Depositary are closed,
or if any such action is deemed
necessary or advisable by the
Depositary or the Company at any
time or from time to time because of
any requirement of law or of any
government or governmental body or
commission, or under any provision
of the Deposit Agreement, or for any
other reason.  The Depositary shall
notify the Company of any
suspension or refusal under the
preceding sentence other than those
that occur in the ordinary course of
business.  Notwithstanding anything
to the contrary in the Deposit
Agreement or this Receipt, the
surrender of outstanding American
Depositary Shares and withdrawal of
Deposited Securities may not be
suspended subject only to i
temporary delays caused by closing
the transfer books of the Depositary
or the Company or the Foreign
Registrar, if applicable, or the deposit
of Shares in connection with voting
at a shareholders meeting, or the
payment of dividends, ii the payment
of fees, taxes and similar charges,
and iii compliance with any U.S. or
foreign laws or governmental
regulations relating to the American
Depositary Shares or to the
withdrawal of the Deposited
Securities.  Without limitation of the
foregoing, the Depositary shall not
knowingly accept for deposit under
the Deposit Agreement any Shares
which would be required to be
registered under the provisions of the
Securities Act of 1933, unless a
registration statement is in effect as
to such Shares or such Shares are
exempt from registration thereunder.
4.	LIABILITY OF OWNER
FOR TAXES.
If any tax or other governmental
charge, including any stamp duty
reserve tax,  shall become payable
with respect to any American
Depositary Shares or any Deposited
Securities represented by any
American Depositary Shares, such
tax or other governmental charge
shall be payable by the Owner to the
Depositary.  The Depositary may
refuse to register any transfer of
those American Depositary Shares or
any withdrawal of Deposited
Securities represented by those
American Depositary Shares until
such payment is made, and may
withhold any dividends or other
distributions, or may sell for the
account of the Owner any part or all
of the Deposited Securities
represented by those American
Depositary Shares, and may apply
such dividends or other distributions
or the proceeds of any such sale in
payment of such tax or other
governmental charge and the Owner
shall remain liable for any deficiency.
5.	WARRANTIES ON
DEPOSIT OF SHARES.
Every person depositing Shares
under the Deposit Agreement shall
be deemed thereby to represent and
warrant, that such Shares and each
certificate therefor, if applicable, are
validly issued, fully paid,
nonassessable and free of any
preemptive rights of the holders of
outstanding Shares and that the
person making such deposit is duly
authorized so to do.  Every such
person shall also be deemed to
represent that the deposit of such
Shares and the sale of American
Depositary Shares representing such
Shares by that person are not
restricted under the Securities Act of
1933.  Such representations and
warranties shall survive the deposit
of Shares and delivery of American
Depositary Shares.
6.	FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.
Any person presenting Shares for
deposit or any Owner or holder may
be required from time to time to file
with the Depositary or the Custodian
such proof of citizenship or
residence, exchange control approval,
or such information relating to the
registration on the books of the
Company or the Foreign Registrar, if
applicable, to execute such
certificates and to make such
representations and warranties, in
each case as the Depositary may
deem necessary or proper or as the
Company may reasonably require by
written request to the Depositary.
The Depositary may withhold the
delivery or registration of transfer of
any American Depositary Shares or
the distribution of any dividend or
sale or distribution of rights or of the
proceeds thereof or the delivery of
any Deposited Securities until such
proof or other information is filed or
such certificates are executed or such
representations and warranties made.
The Depositary shall provide to the
Company, to the extent practicable,
upon the Companys reasonable
written request, copies of any such
proof of citizenship or residence or
other information referred to above
so requested to the extent that
disclosure is permitted under
applicable law.  No Share shall be
accepted for deposit unless
accompanied by evidence reasonably
satisfactory to the Depositary that
any necessary approval has been
granted by any governmental body in
the United Kingdom that is then
performing the function of the
regulation of currency exchange.
7.	CHARGES OF
DEPOSITARY.
The following charges shall be
incurred by any party depositing or
withdrawing Shares or by any party
surrendering American Depositary
Shares or to whom American
Depositary Shares are issued
including, without limitation,
issuance pursuant to a stock dividend
or stock split declared by the
Company or an exchange of stock
regarding the American Depositary
Shares or Deposited Securities or a
delivery of American Depositary
Shares pursuant to Section 4.03 of
the Deposit Agreement, or by
Owners, as applicable  1 taxes and
other governmental charges, 2 such
registration fees as may from time to
time be in effect for the registration
of transfers of Shares generally on
the Share register of the Company or
Foreign Registrar and applicable to
transfers of Shares to or from the
name of the Depositary or its
nominee or the Custodian or its
nominee on the making of deposits
or withdrawals under the terms of
the Deposit Agreement, 3 such cable,
telex and facsimile transmission
expenses as are expressly provided in
the Deposit Agreement, 4 such
expenses as are incurred by the
Depositary in the conversion of
foreign currency pursuant to Section
4.05 of the Deposit Agreement, 5 a
fee of 5.00 or less per 100 American
Depositary Shares or portion thereof
for the delivery of American
Depositary Shares pursuant to
Section 2.03, 4.03 or 4.04 of the
Deposit Agreement and the
surrender of American Depositary
Shares pursuant to Section 2.05 or
6.02 of the Deposit Agreement, 6 a
fee of .02 or less per American
Depositary Share or portion thereof
for any cash distribution made
pursuant to the Deposit Agreement,
including, but not limited to Sections
4.01 through 4.04 of the Deposit
Agreement, 7 a fee for the
distribution of securities pursuant to
Section 4.02 of the Deposit
Agreement, such fee being in an
amount equal to the fee for the
execution and delivery of American
Depositary Shares referred to above
which would have been charged as a
result of the deposit of such
securities for purposes of this clause
7 treating all such securities as if they
were Shares but which securities are
instead distributed by the Depositary
to Owners, 8 in addition to any fee
charged under clause 6, a fee of .02
or less per American Depositary
Share or portion thereof per annum
for depositary services, which will be
payable as provided in clause 9
below, 9 any other charges payable
by the Depositary, any of the
Depositarys agents, including the
Custodian, or the agents of the
Depositarys agents in connection
with the servicing of Shares or other
Deposited Securities which charge
shall be assessed against Owners as
of the date or dates set by the
Depositary in accordance with
Section 4.06 of the Deposit
Agreement and shall be payable at
the sole discretion of the Depositary
by billing such Owners for such
charge or by deducting such charge
from one or more cash dividends or
other cash distributions.
The Depositary, subject to Article 8
hereof, may own and deal in any
class of securities of the Company
and its affiliates and in American
Depositary Shares.
8.	PRERELEASE OF
RECEIPTS.
Unless requested in writing by the
Company to cease doing so, the
Depositary may, notwithstanding
Section 2.03 of the Deposit
Agreement, execute and deliver
American Depositary Shares prior to
the receipt of shares pursuant to
Section 2.02 of the Deposit
Agreement PreRelease.  The
Depositary may, pursuant to Section
2.05 of the Deposit Agreement,
deliver Shares upon the receipt and
cancellation of American Depositary
Shares which have been PreReleased,
whether or not such cancellation is
prior to the termination of such
PreRelease or the Depositary knows
that such American Depositary
Shares have been PreReleased.  The
Depositary may receive American
Depositary Shares in lieu of Shares in
satisfaction of a PreRelease.  Each
PreRelease will be a preceded or
accompanied by a written
representation and agreement from
the person to whom American
Depositary Shares are to  be
delivered the PreReleasee that the
PreReleasee, or its customer, i owns
the shares or American Depositary
Shares to be remitted, as the case
may be, ii assigns all beneficial rights,
title and interest in such Shares or
American Depositary Shares, as the
case may be, to the Depositary in its
capacity as such and for the benefit
of the Owners, and iii will not take
any action with respect to such
Shares or American Depositary
Shares, as the case may be, that is
inconsistent with the transfer of
beneficial ownership including,
without the consent of the
Depositary, disposing of such Shares
or American Depositary Shares, as
the case may be, other than in
satisfaction of such PreRelease, b at
all times fully collateralized with
cash, U.S. government securities or
such other collateral as the
Depositary determines, in good faith,
will provide substantially similar
liquidity and security, c terminable
by the Depositary on not more than
five 5 business days notice, and d
subject to such further indemnities
and credit regulations as the
Depositary deems appropriate.  The
number of Shares not deposited but
represented by American Depositary
Shares outstanding at any time as a
result of PreReleases will not
normally exceed thirty percent 30 of
the Shares deposited hereunder
provided, however, that the
Depositary reserves the right to
disregard such limit from time to
time as it deems reasonably
appropriate, and may, with the prior
written consent of the Company,
change such limit for purposes of
general application.  The Depositary
will also set Dollar limits with respect
to PreRelease transactions to be
entered into hereunder with any
particular PreReleasee on a
casebycase basis as the Depositary
deems appropriate.  For purposes of
enabling the Depositary to fulfill its
obligations to the Owners under the
Deposit Agreement, the collateral
referred to in clause b above shall be
held by the Depositary as security for
the performance of the PreReleasees
obligations to the Depositary in
connection with a PreRelease
transaction, including the
PreReleasees obligation to deliver
Shares or American Depositary
Shares upon termination of a
PreRelease transaction and shall not,
for the avoidance of doubt,
constitute Deposited Securities under
the Deposit Agreement.
The Depositary may retain for its
own account any compensation
received by it in connection with the
foregoing.
9.	TITLE TO RECEIPTS.
It is a condition of this Receipt and
every successive Owner and holder
of this Receipt by accepting or
holding the same consents and agrees
that when properly endorsed or
accompanied by proper instruments
of transfer, shall be transferable as
certificated registered securities
under the laws of New York.
American Depositary Shares not
evidenced by Receipts shall be
transferable as uncertificated
registered securities under the laws
of New York.  The Depositary,
notwithstanding any notice to the
contrary, may treat the Owner of
American Depositary Shares as the
absolute owner thereof for the
purpose of determining the person
entitled to distribution of dividends
or other distributions or to any notice
provided for in the Deposit
Agreement and for all other
purposes, and neither the Depositary
nor the Company shall have any
obligation or be subject to any
liability under the Deposit
Agreement to any Holder of
American Depositary Shares unless
that Holder is the Owner of those
American Depositary Shares.
10.	VALIDITY OF RECEIPT.
This Receipt shall not be entitled to
any benefits under the Deposit
Agreement or be valid or obligatory
for any purpose, unless this Receipt
shall have been executed by the
Depositary by the manual signature
of a duly authorized signatory of the
Depositary provided, however that
such signature may be a facsimile if a
Registrar for the Receipts shall have
been appointed and such Receipts
are countersigned by the manual
signature of a duly authorized officer
of the Registrar.
11.	REPORTS INSPECTION
OF TRANSFER BOOKS.
The Company is subject to the
periodic reporting requirements of
the Securities Exchange Act of 1934
and, accordingly, files certain reports
with the Securities and Exchange
Commission.  Such reports and
communications will be available for
inspection and copying at the public
reference facilities maintained by the
Commission located at 100 F Street,
N.E., Washington, D.C. 20549.
The Depositary will make available
for inspection by Owners at its
Corporate Trust Office any reports,
notices and other communications,
including any proxy soliciting
material, received from the Company
which are both a received by the
Depositary as the holder of the
Deposited Securities and b made
generally available to the holders of
such Deposited Securities by the
Company.  The Depositary will also,
upon written request by the
Company, send to Owners copies of
such reports when furnished by the
Company pursuant to the Deposit
Agreement.  At the expense of the
Company, the Company shall have
the right to inspect transfer and
registration records of the Depositary
during the Depositarys normal
business hours, take copies thereof
and require the Depositary, the
Registrar and any cotransfer agents
or coregistrars to supply copies of
such portions of such records as the
Company may reasonably request in
writing.
The Depositary will keep books, at
its Corporate Trust Office, for the
registration of American Depositary
Shares and transfers of American
Depositary Shares which at all
reasonable times shall be open for
inspection by the Owners, provided
that such inspection shall not be for
the purpose of communicating with
Owners in the interest of a business
or object other than the business of
the Company or a matter related to
the Deposit Agreement or the
American Depositary Shares.
12.	DIVIDENDS AND
DISTRIBUTIONS.
Whenever the Depositary receives
any cash dividend or other cash
distribution that is not denominated
in Dollars on any Deposited
Securities, the Depositary will, if at
the time of receipt thereof any
amounts received in a foreign
currency can in the judgment of the
Depositary be converted on a
reasonable basis into United States
dollars transferable to the United
States, and subject to the Deposit
Agreement, convert such dividend or
distribution into dollars and will
distribute the amount thus received
as promptly as practicable net of the
fees and expenses of the Depositary
as provided in Article 7 hereof and
Section 5.09 of the Deposit
Agreement to the Owners entitled
thereto provided, however, that in
the event that the Company, the
Custodian or the Depositary is
required to withhold and does
withhold from any cash dividend or
other cash distribution in respect of
any Deposited Securities an amount
on account of taxes or other
governmental charges, the amount
distributed to the Owners of the
American Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.
Subject to the provisions of
Section 4.11 and 5.09 of the Deposit
Agreement, whenever the Depositary
receives any distribution other than a
distribution described in
Section 4.01, 4.03 or 4.04 of the
Deposit Agreement, the Depositary
will, after consultation with the
Company to the extent practicable,
cause the securities or property
received by it to be distributed to the
Owners entitled thereto, in any
manner that the Depositary may
deem equitable and practicable for
accomplishing such distribution
provided, however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the Owners
of Receipts entitled thereto, or if for
any other reason the Depositary
deems such distribution not to be
feasible, the Depositary may, after
consultation with the Company to
the extent practicable, adopt such
method as it may deem equitable and
practicable for the purpose of
effecting such distribution,
including, but not limited to, the
public or private sale of the securities
or property thus received, or any part
thereof, and the net proceeds of any
such sale net of the fees and
expenses of the Depositary as
provided in Article 7 hereof and
Section 5.09 of the Deposit
Agreement will be distributed by the
Depositary to the Owners of
Receipts entitled thereto all in the
manner and subject to the conditions
described in Section 4.01 of the
Deposit Agreement.  The Depositary
may withhold any distribution of
securities under Section 4.02 of the
Deposit Agreement if it has not
received reasonably satisfactory
assurances from the Company that
the distribution does not require
registration under the Securities Act
of 1933.  The Depositary may sell, by
public or private sale, an amount of
securities or other property it would
otherwise distribute under this
Article that is sufficient to pay its
fees and expenses in respect of that
distribution.
If any distribution consists of a
dividend in, or free distribution of,
Shares, the Depositary may, upon
consultation with the Company to
the extent practicable, deliver to the
Owners entitled thereto, an
aggregate number of American
Depositary Shares representing the
amount of Shares received as such
dividend or free distribution, subject
to the terms and conditions of the
Deposit Agreement with respect to
the deposit of Shares and after
deduction or upon issuance of
American Depositary Shares,
including the withholding of any tax
or other governmental charge as
provided in Section 4.11 of the
Deposit Agreement and after
deduction or upon payment of the
fees and expenses of the Depositary
as provided in Article 7 hereof and
Section 5.09 of the Deposit
Agreement and the Depositary may
sell, by public or private sale, an
amount of Shares received sufficient
to pay its fees and expenses in
respect of that  distribution.  In lieu
of delivering fractional American
Depositary Shares in any such case,
the Depositary will sell the amount
of Shares represented by the
aggregate of such fractions and
distribute the net proceeds, all in the
manner and subject to the conditions
described in Section 4.01of the
Deposit Agreement.  If additional
American Depositary Shares are not
so delivered, each American
Depositary Share shall thenceforth
also represent the additional Shares
distributed upon the Deposited
Securities represented thereby.
In the event that the Depositary
reasonably determines, after
consultation with the Company to
the extent practicable, that any
distribution in property including
Shares and rights to subscribe
therefor is subject to any tax or other
governmental charge which the
Depositary is obligated to withhold,
the Depositary may by public or
private sale dispose of all or a portion
of such property including Shares
and rights to subscribe therefor in
such amounts and in such manner as
the Depositary deems necessary and
practicable to pay any such taxes or
charges, and the Depositary shall
distribute the net proceeds of any
such sale after deduction of such
taxes or charges to the Owners of
Receipts entitled thereto.
13.	RIGHTS.
In the event that the Company shall
offer or cause to be offered to the
holders of any Deposited Securities
any rights to subscribe for additional
Shares or any rights of any other
nature, the Depositary, after
consultation with the Company, shall
have discretion as to the procedure to
be followed in making such rights
available to any Owners or in
disposing of such rights on behalf of
any Owners and making the net
proceeds from such sale available to
such Owners or, if by the terms of
such rights offering or for any other
reason, the Depositary may not either
make such rights available to any
Owners or dispose of such rights and
make the net proceeds available to
such Owners, then the Depositary
shall allow the rights to lapse.  If at
the time of the offering of any rights
the Depositary determines in its
reasonable discretion, after
consultation with the Company, that
it is lawful and feasible to make such
rights available to all or certain
Owners but not to other Owners, the
Depositary may distribute to any
Owner to whom it determines the
distribution to be lawful and feasible,
in proportion to the number of
American Depositary Shares held by
such Owner, warrants or other
instruments therefor in such form as
it deems appropriate.
In circumstances in which rights
would otherwise not be distributed,
if an Owner requests the distribution
of warrants or other instruments in
order to exercise the rights allocable
to the American Depositary Shares
of such Owner under the Deposit
Agreement, the Depositary will make
such rights available to such Owner
upon written notice from the
Company to the Depositary that a
the Company has elected in its sole
discretion to permit such rights to be
exercised and b such Owner has
executed such documents as the
Company has determined in its sole
discretion are reasonably required
under applicable law.
If the Depositary has distributed
warrants or other instruments for
rights to all or certain Owners, then
upon instruction from such an Owner
pursuant to such warrants or other
instruments to the Depositary from
such Owner to exercise such rights,
upon payment by such Owner to the
Depositary for the account of such
Owner of an amount equal to the
purchase price of the Shares to be
received upon the exercise of the
rights, and upon payment of the fees
and expenses of the Depositary and
any other charges as set forth in such
warrants or other instruments, the
Depositary shall, on behalf of such
Owner, exercise the rights and
purchase the Shares, and the
Company shall cause the Shares so
purchased to be delivered to the
Depositary on behalf of such Owner.
As agent for such Owner, the
Depositary will cause the Shares so
purchased to be deposited pursuant
to Section 2.02 of the Deposit
Agreement, and shall, pursuant to
Section 2.03 of the Deposit
Agreement, deliver American
Depositary Shares to such Owner
provided, however, that in the case
of a distribution pursuant to the
second paragraph of this Article 13,
such deposit shall be made, and
depositary shares shall be delivered,
under depositary arrangements which
provide for issuance of depositary
shares subject to the appropriate
restrictions on sale, deposit,
cancellation, and transfer under
applicable United States laws.
If the Depositary determines in its
reasonable discretion, after
consultation with the Company to
the extent practicable, that it is not
lawful and feasible to make such
rights available to all or certain
Owners, it may sell the rights,
warrants or other instruments in
proportion to the number of
American Depositary Shares held by
the Owners to whom it has
determined it may not lawfully or
feasibly make such rights available,
and allocate the net proceeds of such
sales net of the fees and expenses of
the Depositary as provided in
Section 5.09 of the Deposit
Agreement and all taxes and
governmental charges payable in
connection with such rights and
subject to the terms and conditions
of the Deposit Agreement for the
account of such Owners otherwise
entitled to such rights, warrants or
other instruments, upon an averaged
or other practical basis without
regard to any distinctions among
such Owners because of exchange
restrictions or the date of delivery of
any American Depositary Shares or
otherwise.
Except as otherwise provided in the
third preceding paragraph of this
Article, the Depositary will not offer
rights to Owners unless both the
rights and the securities to which
such rights relate are either exempt
from registration under the Securities
Act of 1933 with respect to a
distribution to all Owners or are
registered under the provisions of
such Act.  Nothing in the Deposit
Agreement shall create any
obligation on the part of the
Company to file a registration
statement with respect to such rights
or underlying securities or to
endeavor to have such a registration
statement declared effective.  If an
Owner requests the distribution of
warrants or other instruments,
notwithstanding that there has been
no such registration under the
Securities Act of 1933, the
Depositary shall not effect such
distribution unless it has received an
opinion from recognized counsel in
the United States for the Company
upon which the Depositary may rely
that such distribution to such Owner
is exempt from such registration.
The Depositary shall not be
responsible for any failure to
determine that it may be lawful or
feasible to make such rights available
to Owners in general or any Owner
in particular.
14.	CONVERSION OF
FOREIGN CURRENCY.
Whenever the Depositary or the
Custodian shall receive foreign
currency, by way of dividends or
other distributions or the net
proceeds from the sale of securities,
property or rights, and if at the time
of the receipt thereof the foreign
currency so received can in the
judgment of the Depositary be
converted on a reasonable basis into
Dollars and the resulting Dollars
transferred to the United States, the
Depositary shall convert or cause to
be converted by sale or in any other
manner that it may determine, such
foreign currency into Dollars, and
such Dollars shall be distributed to
the Owners entitled thereto or, if the
Depositary shall have distributed any
warrants or other instruments which
entitle the holders thereof to such
Dollars, then to the holders of such
warrants andor instruments upon
surrender thereof for cancellation.
Such distribution may be made upon
an averaged or other practicable basis
without regard to any distinctions
among Owners on account of
exchange restrictions, the date of
delivery of any American Depositary
Shares or otherwise and shall be net
of any expenses of conversion into
Dollars incurred by the Depositary as
provided in Section 5.09 of the
Deposit Agreement.
If such conversion or distribution can
be effected only with the approval or
license of any government or agency
thereof, the Depositary shall file such
application for approval or license, if
any, as it may deem desirable.
If at any time the Depositary shall
determine that in its judgment any
foreign currency received by the
Depositary or the Custodian is not
convertible on a reasonable basis into
Dollars transferable to the United
States, or if any approval or license
of any government or agency thereof
which is required for such conversion
is denied or in the opinion of the
Depositary is not obtainable, or if
any such approval or license is not
obtained within a reasonable period
as determined by the Depositary, the
Depositary may distribute the foreign
currency or an appropriate document
evidencing the right to receive such
foreign currency received by the
Depositary to, or in its discretion
may hold such foreign currency
uninvested and without liability for
interest thereon for the respective
accounts of, the Owners entitled to
receive the same.
If any such conversion of foreign
currency, in whole or in part, cannot
be effected for distribution to some
of the Owners entitled thereto, the
Depositary may in its discretion
make such conversion and
distribution in Dollars to the extent
permissible to the Owners entitled
thereto and may distribute the
balance of the foreign currency
received by the Depositary to, or
hold such balance uninvested and
without liability for interest thereon
for the respective accounts of, the
Owners entitled thereto.
15.	RECORD DATES.
Whenever any cash dividend or other
cash distribution shall become
payable or any distribution other than
cash shall be made, or whenever
rights shall be issued with respect to
the Deposited Securities, or
whenever the Depositary shall
receive notice of any meeting of
holders of Shares or other Deposited
Securities, or whenever for any
reason the Depositary causes a
change in the number of Shares that
are represented by each American
Depositary Share, or whenever the
Depositary shall find it necessary or
convenient, the Depositary shall fix a
record date a for the determination
of the Owners who shall be i entitled
to receive such dividend, distribution
or rights or the net proceeds of the
sale thereof, ii entitled to give
instructions for the exercise of voting
rights at any such meeting or iii
responsible for any fee assessed by
the Depositary pursuant to the
Deposit Agreement, or b on or after
which each American Depositary
Share will represent the changed
number of Shares, subject to the
provisions of the Deposit Agreement.
16.	VOTING OF DEPOSITED
SECURITIES.
Upon receipt from the Company of
notice of any meeting or solicitation
of proxies or consents of holders of
Shares or other Deposited Securities,
the Depositary shall, if requested in
writing by the Company, as soon as
practicable thereafter, mail to the
Owners a notice, the form of which
notice shall be in the sole discretion
of the Depositary, which shall
contain a such information as is
contained in such notice of meeting
received by the Depositary from the
Company, b a statement that the
Owners as of the close of business on
a specified record date will be
entitled, subject to any applicable
provision of United Kingdom law
and of the articles of association or
similar documents of the Company,
to instruct the Depositary as to the
exercise of the voting rights, if any,
pertaining to the amount of Shares or
other Deposited Securities
represented by their respective
American Depositary Shares and c a
statement as to the manner in which
such instructions may be given ,
including an express indication that
such instructions may be given or
deemed given in accordance with the
last sentence of this paragraph if no
instruction is received, to the
Depositary to give a discretionary
proxy to a person designated by the
Company.  Upon the written request
of an Owner on such record date,
received on or before the date
established by the Depositary for
such purpose, the Depositary shall
endeavor, in so far as practicable, to
vote or cause to be voted the amount
of Shares or other Deposited
Securities represented by the
American Depositary Shares
evidenced by such Receipt in
accordance with the instructions set
forth in such request.  The
Depositary shall not vote or attempt
to exercise the right to vote that
attaches to the Shares or other
Deposited Securities, other than in
accordance with such instructions or
deemed instructions.  If no
instructions are received by the
Depositary from any Owner with
respect to any of the Deposited
Securities represented by the
American Depositary Shares
evidenced by such Owners Receipts
on or before the date established by
the Depositary for such purpose, the
Depositary shall deem such Owner to
have instructed the Depositary to
give a discretionary proxy to a person
designated by the Company with
respect to such Deposited Securities
and the Depositary shall give a
discretionary proxy to a person
designated by the Company to vote
such Deposited Securities, provided,
that no such instruction shall be
deemed given and no such
discretionary proxy shall be given
with respect to any matter as to
which the Company informs the
Depositary and the Company agrees
to provide such information as
promptly as practicable in writing
that x the Company does not wish
such proxy given, y substantial
opposition exists or z such matter
materially and adversely affects the
rights of holders of Shares.
There can be no assurance that
Owners generally or any Owner in
particular will receive the notice
described in the preceding paragraph
sufficiently prior to the instruction
date to ensure that the Depositary
will vote the Shares or Deposited
Securities in accordance with the
provisions set forth in the preceding
paragraph.
In order to give Owners a reasonable
opportunity to instruct the
Depositary as to the exercise of
voting rights relating to Deposited
Securities, if the Company will
request the Depositary to act under
this Article, the Company shall
endeavor to give the Depositary
notice of any such meeting or
solicitation and details concerning
the matters to be voted upon
sufficiently in advance of the
meeting date.
17.	CHANGES AFFECTING
DEPOSITED SECURITIES.
In circumstances where the
provisions of Section 4.03 of the
Deposit Agreement do not apply,
upon any change in nominal value,
change in par value, splitup,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation, or sale of
assets affecting the Company or to
which it is a party, or upon the
redemption or cancellation by the
Company of the Deposited
Securities, any securities, cash or
property which shall be received by
the Depositary or a Custodian in
exchange for, in conversion of, in
lieu of or in respect of Deposited
Securities shall be treated as new
Deposited Securities under the
Deposit Agreement, and American
Depositary Shares shall thenceforth
represent, in addition to the existing
Deposited Securities, the right to
receive the new Deposited Securities
so received in exchange or
conversion, unless additional
Receipts are delivered pursuant to
the following sentence.  In any such
case the Depositary may deliver
additional American Depositary
Shares as in the case of a dividend in
Shares, or call for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such new
Deposited Securities.
18.	LIABILITY OF THE
COMPANY AND DEPOSITARY.
Neither the Depositary nor the
Company nor any of their respective
directors, employees, agents or
affiliates shall incur any liability to
any Owner or holder, i if by reason
of any provision of any present or
future law or regulation of the
United States or any other country,
or of any governmental or regulatory
authority, or by reason of any
provision, present or future, of the
articles of association or any similar
document of the Company, or by
reason of any provision of any
securities issued or distributed by the
Company, or any offering or
distribution thereof, or by reason of
any act of God or war or terrorism or
other circumstances beyond its
control, the Depositary or the
Company shall be prevented,
delayed or forbidden from or be
subject to any civil or criminal
penalty on account of doing or
performing any act or thing which by
the terms of the Deposit Agreement
or Deposited Securities it is provided
shall be done or performed, ii by
reason of any nonperformance or
delay, caused as aforesaid, in the
performance of any act or thing
which by the terms of the Deposit
Agreement it is provided shall or
may be done or performed, iii by
reason of any exercise of, or failure
to exercise, any discretion provided
for in the Deposit Agreement, iv for
the inability of any Owner or holder
to benefit from any distribution,
offering, right or other benefit which
is made available to holders of
Deposited Securities but is not,
under the terms of the Deposit
Agreement, made available to
Owners or holders, or v for any
special, consequential or punitive
damages for any breach of the terms
of the Deposit Agreement.  Where,
by the terms of a distribution
pursuant to Section 4.01, 4.02 or
4.03 of the Deposit Agreement, or an
offering or distribution pursuant to
Section 4.04 of the Deposit
Agreement, such distribution or
offering may not be made available
to Owners of Receipts, and the
Depositary may not dispose of such
distribution or offering on behalf of
such Owners and make the net
proceeds available to such Owners,
then the Depositary shall not make
such distribution or offering, and
shall allow any rights, if applicable,
to lapse.  Neither the Company nor
the Depositary assumes any
obligation or shall be subject to any
liability under the Deposit
Agreement to Owners or holders,
except that they agree to perform
their obligations specifically set forth
in the Deposit Agreement without
negligence or bad faith.  The
Depositary shall not be subject to any
liability with respect to the validity
or worth of the Deposited Securities.
Neither the Depositary nor the
Company shall be under any
obligation to appear in, prosecute or
defend any action, suit, or other
proceeding in respect of any
Deposited Securities or in respect of
the American Depositary Shares, on
behalf of any Owner or holder or
other person.  Neither the Depositary
nor the Company shall be liable for
any action or nonaction by it in
reliance upon the advice of or
information from legal counsel,
accountants, any person presenting
Shares for deposit, any Owner or
holder, or any other person believed
by it in good faith to be competent to
give such advice or information.  The
Depositary shall not be responsible
for any failure to carry out any
instructions to vote any of the
Deposited Securities or for the
manner in which any such vote is
cast or the effect of any such vote,
provided that any such action or
nonaction is in good faith.  The
Depositary shall not be liable for any
acts or omissions made by a
successor depositary whether in
connection with a previous act or
omission of the Depositary or in
connection with a matter arising
wholly after the removal or
resignation of the Depositary,
provided that in connection with the
issue out of which such potential
liability arises, the Depositary
performed its obligations without
negligence or bad faith while it acted
as Depositary.
  No disclaimer of liability under the
Securities Act of 1933 is intended by
any provision of the Deposit
Agreement.
19.	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY APPOINTMENT
OF SUCCESSOR CUSTODIAN.
The Depositary may at any time
resign as Depositary under the
Deposit Agreement by written notice
of its election so to do delivered to
the Company, such resignation to
take effect upon the earlier of i the
appointment of a successor
depositary and its acceptance of such
appointment as provided in the
Deposit Agreement or ii termination
by the Depositary pursuant to
Section 6.02 of the Deposit
Agreement.  The Depositary may at
any time be removed by the
Company by 90 days prior written
notice of such removal, to become
effective upon the later of i the 90th
day after delivery of the notice to the
Depositary and ii the appointment of
a successor depositary and its
acceptance of such appointment as
provided in the Deposit Agreement.
The Depositary in its discretion may
appoint a substitute or additional
custodian or custodians.
20.	AMENDMENT.
The form of the Receipts and any
provisions of the Deposit Agreement
may at any time and from time to
time be amended by agreement
between the Company and the
Depositary without the consent of
Owners or Holders in any respect
which they may deem necessary or
desirable.  Any amendment which
shall impose or increase any fees or
charges other than taxes and other
governmental charges, registration
fees, cable, telex or facsimile
transmission costs, delivery costs or
other such expenses, or which shall
otherwise prejudice any substantial
existing right of Owners, shall,
however, not become effective as to
outstanding American Depositary
Shares until the expiration of thirty
days after notice of such amendment
shall have been given to the Owners
of outstanding American Depositary
Shares. Every Owner and Holder of
American Depositary Shares, at the
time any amendment so becomes
effective, shall be deemed, by
continuing to hold such American
Depositary Shares or any interest
therein, to consent and agree to such
amendment and to be bound by the
Deposit Agreement as amended
thereby. In no event shall any
amendment impair the right of the
Owner to surrender American
Depositary Shares and receive
therefor the Deposited Securities
represented thereby, except in order
to comply with mandatory provisions
of applicable law.
21.	TERMINATION OF
DEPOSIT AGREEMENT.
The Company may terminate the
Deposit Agreement by instructing
the Depositary to mail notice of
termination to the Owners of all
American Depositary Shares then
outstanding at least 60 days prior to
the termination date included in such
notice.  The Depositary may likewise
terminate the Deposit Agreement, if
at any time 30 days shall have
expired after the Depositary
delivered to the Company a written
resignation notice and if a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement in such case the
Depositary shall mail a notice of
termination to the Owners of all
American Depositary Shares then
outstanding at least 30 days prior to
the termination date.  On and after
the date of termination, the Owner
of American Depositary Shares will,
upon a surrender of such American
Depositary Shares, b payment of the
fee of the Depositary for the
surrender of American Depositary
Shares referred to in Section 2.05,
and c payment of any applicable
taxes or governmental charges, be
entitled to delivery, to him or upon
his order, of the amount of
Deposited Securities represented by
those American Depositary Shares.
If any American Depositary Shares
shall remain outstanding after the
date of termination, the Depositary
thereafter shall discontinue the
registration of transfers of American
Depositary Shares, shall suspend the
distribution of dividends to the
Owners thereof, and shall not give
any further notices or perform any
further acts under the Deposit
Agreement, except that the
Depositary shall continue to collect
dividends and other distributions
pertaining to Deposited Securities,
shall sell rights and other property as
provided in the Deposit Agreement,
and shall continue to deliver
Deposited Securities, together with
any dividends or other distributions
received with respect thereto and the
net proceeds of the sale of any rights
or other property, upon surrender of
American Depositary Shares after
deducting, in each case, the fee of
the Depositary for the surrender of
American Depositary Shares, any
expenses for the account of the
Owner of such American Depositary
Shares in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges. At any time
after the expiration of four months
from the date of termination, the
Depositary may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the net
proceeds of any such sale, together
with any other cash then held by it
thereunder, unsegregated and
without liability for interest, for the
pro rata benefit of the Owners of
American Depositary Shares that
have not theretofore been
surrendered, such Owners thereupon
becoming general creditors of the
Depositary with respect to such net
proceeds. After making such sale, the
Depositary shall be discharged from
all obligations under the Deposit
Agreement, except for its obligations
under Section 5.08 of the Deposit
Agreement and to account for such
net proceeds and other cash after
deducting, in each case, the fee of
the Depositary for the surrender of
American Depositary Shares, any
expenses for the account of the
Owner of such American Depositary
Shares in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges.  Upon the
termination of the Deposit
Agreement, the Company shall be
discharged from all obligations under
the Deposit Agreement except for its
obligations to the Depositary with
respect to indemnification, charges,
and expenses.
22.	DTC DIRECT
REGISTRATION SYSTEM AND
PROFILE MODIFICATION
SYSTEM.
a	Notwithstanding the
provisions of Section 2.04 of the
Deposit Agreement, the parties
acknowledge that the Direct
Registration System DRS and Profile
Modification System Profile shall
apply to uncertificated American
Depositary Shares upon acceptance
thereof to DRS by DTC.  DRS is the
system administered by DTC
pursuant to which the Depositary
may register the ownership of
uncertificated American Depositary
Shares, which ownership shall be
evidenced by periodic statements
issued by the Depositary to the
Owners entitled thereto.  Profile is a
required feature of DRS which
allows a DTC participant, claiming to
act on behalf of an Owner, to direct
the Depositary to register a transfer
of those American Depositary Shares
to DTC or its nominee and to deliver
those American Depositary Shares to
the DTC account of that DTC
participant without receipt by the
Depositary of prior authorization
from the Owner to register such
transfer.
b	In connection with and in
accordance with the arrangements
and procedures relating to
DRSProfile, the parties understand
that the Depositary will not verify,
determine or otherwise ascertain that
the DTC participant which is
claiming to be acting on behalf of an
Owner in requesting registration of
transfer and delivery described in
subsection a has the actual authority
to act on behalf of the Owner
notwithstanding any requirements
under the Uniform Commercial
Code.  For the avoidance of doubt,
the provisions of Sections 5.03 and
5.08 of the Deposit Agreement shall
apply to the matters arising from the
use of the DRS.  The parties agree
that the Depositarys reliance on and
compliance with instructions
received by the Depositary through
the DRSProfile System and in
accordance with the Deposit
Agreement, shall not constitute
negligence or bad faith on the part of
the Depositary.
23.	SUBMISSION TO
JURISDICTION JURY TRIAL
WAIVER.
In the Deposit Agreement, the
Company has i   appointed CT
Corporation System, 111 Eighth
Avenue, New York, New York
10011, as the Companys authorized
agent upon which process may be
served in any suit or proceeding
arising out of or relating to the
Shares or Deposited Securities, the
American Depositary Shares, the
Receipts or this Deposit Agreement,
ii consented and submitted to the
nonexclusive jurisdiction of any state
or federal court in the State of New
York in which any such suit or
proceeding may be instituted, and iii
agreed that service of process upon
said authorized agent shall be
deemed in every respect effective
service of process upon the Company
in any such suit or proceeding.
EACH PARTY TO THE DEPOSIT
AGREEMENT INCLUDING, FOR
AVOIDANCE OF DOUBT, EACH
OWNER AND HOLDER
THEREBY IRREVOCABLY
WAIVES, TO THE FULLEST
EXTENT PERMITTED BY
APPLICABLE LAW, ANY RIGHT
IT MAY HAVE TO A TRIAL BY
JURY IN ANY SUIT, ACTION OR
PROCEEDING AGAINST THE
COMPANY ANDOR THE
DEPOSITARY DIRECTLY OR
INDIRECTLY ARISING OUT OF
OR RELATING TO THE SHARES
OR OTHER DEPOSITED
SECURITIES, THE AMERICAN
DEPOSITARY SHARES OR THE
RECEIPTS, THE DEPOSIT
AGREEMENT OR ANY
TRANSACTION
CONTEMPLATED HEREIN OR
THEREIN, OR THE BREACH
HEREOF OR THEREOF,
INCLUDING WITHOUT
LIMITATION ANY QUESTION
REGARDING EXISTENCE,
VALIDITY OR TERMINATION
WHETHER BASED ON
CONTRACT, TORT OR ANY
OTHER THEORY.
24.	DISCLOSURE OF
INTERESTS.
The Company may from time to time
request Owners to provide
information as to the capacity in
which such Owners own or owned
American Depositary Shares and
regarding the identity of any other
persons then or previously having a
beneficial interest in such American
Depositary Shares and the nature of
such interest and various other
matters.  Each Owner agrees to
provide any information requested
by the Company or the Depositary
pursuant to Section 3.04 of the
Deposit Agreement.  The Depositary
agrees to comply with reasonable
written instructions received from
time to time from the Company
requesting that the Depositary
forward any such requests to the
Owners and to forward to the
Company any such responses to such
requests received by the Depositary.


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